Exhibit 24

                               POWER OF ATTORNEY

         We, the undersigned Officers and Directors of Precision Auto Care, Inc. (the "Corporation") hereby constitute and appoint John F. Ripley and Arnold Janofsky, and each of them, with power of substitution and resubstitution, our true and lawful attorneys with full power to sign for us, in our names and in the capacities indicated below, (i) one or more Registration Statements on Form S- 8 (or other applicable form), (ii) all amendments thereto (including post-effective amendments), and (iii) all other documents that may be required in connection therewith (including a Registration Statement filed under Rule 462(b) of the Securities Act of 1933, as amended), for the purpose of registering under the Securities Act of 1933 up to 30,000 shares of the Corporation's Common Stock which may be sold by selling stockholders for sale to the public.

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     Signature                                       Title                                       Date
     ---------                                       -----                                       ----
/s/ Lynn E. Caruthers
_________________________
    Lynn E. Caruthers                           Chairperson and Director                      March 20, 1998


/s/ John F. Ripley
_________________________
    John F. Ripley                              President and Chief                           March 18, 1998
                                                Executive Officer
                                                and Director

/s/ William R. Klumb
_________________________
    William R. Klumb                            Vice President-Precision                      March 18, 1998
                                                Auto Wash Operations and
                                                Director
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

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

     Signature                                       Title                                       Date
     ---------                                       -----                                       -----
/s/ Woodley A. Allen
_________________________
    Woodley A. Allen                            Director                                      March 19, 1998



_________________________
George Bavelis                                  Director                                      March __, 1998


/s/ Bernard H. Clineburg
_________________________
    Bernard H. Clineburg                        Director                                      March 20, 1998



_________________________
Clarence E. Deal                                Director                                      March __, 1998


/s/ Effie Eliopulos
_________________________
    Effie Eliopulos                             Director                                      March 20, 1998


/s/ Bassam Ibrahim
_________________________
    Bassam Ibrahim                              Director                                      March 19, 1998



_________________________
Richard O. Johnson                              Director                                      March __, 1998


/s/ Arthur Kellar
_________________________
    Arthur Kellar                               Director                                      March 23, 1998


/s/ Harry G. Pappas, Jr.
_________________________
    Harry G. Pappas, Jr.                        Director                                      March 20, 1998


/s/ Gerald Zamensky
_________________________
    Gerald Zamensky                             Director                                      March 20, 1998


/s/ Peter Kendrick
_________________________
    Peter Kendrick                              Chief Financial Officer                       March 17, 1998
                                                and Treasurer
                                                (Principal Finance and
                                                Accounting Officer)


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